--------------------------------------------------------------------------------
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): 06/08/2006

                            UMB FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 0-4887

                      MO                                  43-0903811
        (State or other jurisdiction of                  (IRS Employer
               incorporation)                        Identification No.)

                     1010 Grand Blvd, Kansas City, MO 64106
          (Address of principal executive offices, including zip code)

                                 (816) 860-7000
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

                    Information to be included in the report

Item 1.01.  Entry into a Material Definitive Agreement

     On June 9, 2006, UMB Financial Corporation (the "Company") announced that Clyde F. Wendel will join the Company as President, UMB Asset Management and Managing Director, Private Banking. Upon commencement of his employment, Mr. Wendel will be paid an annual salary of $325,000 and during 2006 will be eligible to earn a target of 40% of his base salary under UMB's Short-Term Incentive Program and eligible to earn a target of 50% of his base salary under UMB's Long-Term Incentive Program. Mr. Wendel will also receive a one-time restricted stock grant of 6,000 shares, which will vest in one-third increments over a three-year period. Mr. Wendel is also eligible to receive a payment equal to his base salary if a change of control of the Company occurs during the first full year of his employment, and one half of his base salary if a change of control of the Company occurs during the second full year of his employment.

     The above summary of the terms of Mr. Wendel's employment offer letter is qualified in its entirety by the full text of the employment offer letter, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.


Item 9.01.    Financial Statements and Exhibits

      (d)   Exhibits

      10.1  Employment offer letter with Clyde F. Wendel dated June 8, 2006
      99.1  Press release dated June 9, 2006

-------------------------------------------------------------------------------


                                  Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 UMB FINANCIAL CORPORATION


DaDate: June  9, 2006                            By:  /s/ Peter J. deSilva
                                                     ----------------------
                                                     Peter J. deSilva
                                                     President and Chief
                                                     Operating Officer


-------------------------------------------------------------------------------
                                  Exhibit Index

Exhibit No.  Description
-----------  -----------

EX-10.1      Employment offer letter with Clyde F. Wendel dated June 8, 2006
EX-99.1      Press release dated June 9, 2006